UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:    June 11, 2003
(Date of earliest event reported)

Polymer Solutions Inc.

(Exact name of Registrant as specified in its charter)

Nevada. U.S.A. (State or other jurisdiction of incorporation)	0-18583 (Commission file number)	88-0360526 (IRS Employer Identification No.)

1569 Dempsey Road, North Vancouver, British Columbia, CANADA (Address of Principal Executive Office)	V7K 1S8 (Zip Code)

Registrant’s telephone number, including area code	(604) 683-3473

not applicable

(Former name or former address, if changed since last report)

ITEM 7.     Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith:

99.1 News Release of the Registrant dated June 11, 2003.

ITEM 9.     Regulation FD Disclosure.

On June 11, 2003, Polymer Solutions, Inc. (OTC BB: PYSU; TSX Venture: PYM) announced its earnings for the fiscal year ending March 31, 2003. In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished both pursuant to “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this current report, including exhibits attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

The attached press release contains forward-looking statements relating to Polymer Solutions’ performance during the fiscal year ending March 31, 2003. A more thorough discussion of certain factors which may affect Polymer Solutions’ operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Polymer Solutions’ Annual Report on Form 10-K for the fiscal year ended March 31, 2003, filed with the Securities and Exchange Commission on June 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER SOLUTIONS, INC.

Date June 13, 2003	/s/ E. Laughlin Flanagan E. Laughlin Flanagan President and Chief Executive Officer